PAGE 1
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

Dear Shareholders:

                 It often seems that when international investment diversification makes the most intellectual sense, it makes the least emotional sense.
                   Like many international and global funds, the Keystone
                 International Fund has provided positive returns during the past year. However, the returns for the 12 months that ended on October 31, 1997 were held back by the market setbacks during October when several Asian currencies were devalued and local stock markets suffered severe losses. As a result of both this volatility and the positive investment environment in the United States, most domestic equity funds showed superior returns for the period.
                   It is easy to see why some mutual fund shareholders might
                 question the value of investing in an international fund. It just seems more comfortable to invest in large U.S. companies, which have been the market leaders for the past three years.

(Photo of William M.
Ennis appears here)
WILLIAM M. ENNIS

THE ADVANTAGES OF DIVERSIFICATION
The answer is simple. Over the longer term, international diversification of part of one's investment portfolio can enhance returns and reduce volatility. The United States stock market has had a wonderful rally for the past three years. However, looking at present prices, many investment professionals see more attractive values in the international markets that have been lagging the U.S. market. In addition, the very large American companies, whose stocks have been the best performers, may be less able to increase their future earnings by the restructuring programs that have been helping them. Their ability to export also is weakened by the strong U.S. dollar. Meanwhile, very similar restructuring and cost-cutting proposals are just beginning to take hold among corporations in Europe and Japan.
  At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market will follow last year's pattern, or whether trends will reverse themselves so that last year's lagging strategy becomes next year's winning strategy. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997 Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Fund Family, including Keystone International Fund, will take the Evergreen name.
  We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

                                 -- CONTINUED--

PAGE 2
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

  What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.
  If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
William M. Ennis
MANAGING DIRECTOR

PAGE 3
---------------------------------------------------------

                               A Discussion With
                               Your Fund Manager

   GILMAN GUNN IS THE SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF INTERNATIONAL INVESTMENTS AT KEYSTONE INVESTMENT MANAGEMENT COMPANY, WITH MORE THAN 24 YEARS OF EXPERIENCE.

Q GILMAN, HOW WOULD YOU DESCRIBE THE PERFORMANCE OF THE FUND DURING THE PAST
YEAR?

A I think the Fund has performed quite well. For the 12 months that ended on October 31, 1997, Keystone International Fund had a total return of 15.69%, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which had a return of 4.63%. The EAFE Index measures performance of stocks in Europe, Australia and the Far East.

Q WHAT CONTRIBUTED TO THIS STRONG, RELATIVE PERFORMANCE?

A There were several factors. First, during a period of strength by the U.S. dollar, we hedged part of our foreign currency exposure. This strategy has been successful in adding to the performance of the Fund. Second, we had a heavy emphasis on Europe throughout the year. At the end of the fiscal year, the Fund's weighting in Europe was approximately 60% of net assets. In general the European markets have increased by 15% to 40% during the 12 month period in local terms, although these local returns were mitigated by the fall of the currencies against the U.S. dollar. Third, we have kept our exposure in Japan and the Far East very moderate. Our emphasis on emerging markets, in general, has been very light, less than 10%, throughout the year. Earlier in the year, we did have larger weightings in Latin America, and this did help the performance of the Fund.

Q WHY HAS EUROPE BEEN SUCH A RELATIVELY STRONG PERFORMER?

A Europe has presented good investment opportunities for several reasons. First, the weaker European currencies have helped European exporters become more competitive against U.S. companies. Second, lower interest rates have been good for European companies. Third, many European companies have started restructuring and cost-cutting programs, and these restructurings have added to the bottom line, even in a period of flat economic growth. Fourth, there has been a major portfolio shift in Europe, as people have moved out of cash and bonds and into equities, and this shift has helped the European equity markets.

Q JAPAN IS THE WORLD'S SECOND LARGEST MARKET, AND YET THE FUND'S WEIGHTING IN JAPAN HAS BEEN REDUCED FROM ABOUT 20% OF ASSETS TO LESS THAN 7%. WHY IS THAT?

A Japan continues to be very disappointing. In general, we have wanted to keep our exposure light. We have invested in some major Japanese exporters, and the weak yen and strong dollar have helped these investments. One major holding that has been a very strong performer is Sony Corp. We also have invested in some Japanese pharmaceutical companies and property and casualty companies.
  There are some good things happening in Japan. Interest rates are very low, and the financial system is slowly improving. But the overall market has been hurt throughout the year by the lack of domestic growth, and more recently by the fallout from the Asian problems.

PAGE 4
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

We expect we will be keeping our exposure to the Japanese market fairly light.
  We are very lightly weighted, and have been lightly weighted, in Southeast Asia and Asia. We think Asia will continue to be a volatile area. There are longer-term structural problems that need to be addressed.

Q WHAT INDUSTRIES HAVE YOU BEEN EMPHASIZING?

A We have tended to be conservative. Several of the industries we have emphasized have been fairly defensive in nature. These include pharmaceuticals, healthcare, food and beverages, and energy. We have been underweighted in technology and Japanese banks.

Q WHAT ARE SOME OF THE COMPANIES THAT HAVE CONTRIBUTED TO THE PERFORMANCE?

A Some of our best investments have been global companies with strong franchises. Many of them also have been restructuring to increase their efficiency and competitiveness.
  Philips Electronics NV, a Dutch company that is the Fund's third largest holding, is a good example of a company that is benefitting from restructuring, cutting costs and getting out of its non-core businesses. This is also a company that has a very large market share in its primary businesses. It is dominant in Europe.
  Other companies that have helped the fund include the largest holding, Nestle SA, which is prominent globally; British Petroleum Co. Plc, which has been restructuring; Societe Nationale Elf Aquitaine of France, another large oil company that is benefitting from restructuring; and Novartis AG, our largest pharmaceutical company.
  One very strong performer has been Holderbank Financiere Glarus AG, a Swiss company. This corporation owns cement companies all over the world, particularly in emerging markets, and is very well run. The cement industry is becoming more consolidated, with fewer players, and a few are becoming dominant; therefore, pricing is becoming easier for them.
  All these companies have been top ten holdings, so their performance has helped the Fund.

Q GILMAN, THE UNITED STATES STOCK MARKET HAS OUTPERFORMED FOREIGN MARKETS FOR THE PAST SEVERAL YEARS. WHY DOES IT STILL MAKE SENSE TO INVEST INTERNATIONALLY, ESPECIALLY IN LIGHT OF THE VOLATILITY OF FOREIGN MARKETS?

A Volatility is not limited to outside the United States. There are many people who think the U.S. market is highly valued after significantly outperforming the rest of the world markets over the past several years. U.S. corporations have significantly benefitted during the past few years from cost-cuttings and restructurings. This trend just started over the last two years in Europe and is only just beginning in Japan. As a result, looking ahead, there will be more investment opportunities from restructuring outside the United States than inside. In addition, the strength of the U.S. dollar will make it more difficult for U.S. exporters to compete in the international markets, while foreign exporters should have an easier time. Finally, outside the United States there are many opportunities that did not exist within the United States. One example is privatization.
  It is true that markets outside the United States can be more volatile. We have tried to be cognizant of the risks as we've invested, and this awareness has helped the fund achieve competitive performance with below-average risk.

Q GILMAN, WHAT IS YOUR OUTLOOK?

A We see opportunities, particularly in Europe where economies are growing, interest rates are low, and corporations are restructuring to increase their efficiency and competitiveness. We have about half the Fund's assets in Europe, and we expect this emphasis to continue. We are less optimistic about the near-term opportunities in Japan and Asia, and we expect to keep our weightings modest in those regions, concentrating on selective opportunities, such as Japanese exporters

PAGE 5
---------------------------------------------------------

that have been helped by the strength of the U.S. dollar. We also expect to keep a fairly modest weighting in the emerging markets, less than 10%, although we will be available to take advantage of selective opportunities.
  We have been very mindful of the recent volatility in the emerging markets, and we expect to have light weightings there. Our relatively large cash weighting, at about 22% at the end of the fiscal year, as well as active currency management should help reduce the risk of the Fund. We believe there are some very attractive opportunities in international investing, and it makes more sense than ever to have part of one's portfolio diversified internationally.

TOP 10 HOLDINGS

AS OF OCTOBER 31, 1997                   AS A PERCENTAGE OF NET ASSETS

Nestle SA (Switzerland)                              2.7%
---------------------------------------------------------
Novartis AG (Switzerland)                            2.6%
---------------------------------------------------------
Philips Electronics NV (Netherlands)                 2.4%
---------------------------------------------------------
British Petroleum Co. Plc (U.K.)                     2.3%
---------------------------------------------------------
Karstadt AG (Germany)                                2.1%
---------------------------------------------------------
Societe Nationale Elf Aquitaine (France)             2.1%
---------------------------------------------------------
Holderbank Financiere Glarus AG (Switzerland)        2.0%
---------------------------------------------------------
B.A.T. Industries Plc (U.K.)                         1.9%
---------------------------------------------------------
Sony Corp. (Japan)                                   1.8%
---------------------------------------------------------
Telecom Italia SpA (Italy)                           1.7%
---------------------------------------------------------

PAGE 6
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

                            Growth of an Investment


[Graph appears below with the following information:]

Growth of an investment in
Keystone International Fund Inc.
October 31, 1987 through October 31, 1997

               Initial         Dividend
             Investment      Reinvestment
             ----------      ------------
                   (In Thousands)
10/31/87        10,000          10,000
10/89            9,423          11,477
10/91            7,811          10,465
10/93            9,581          13,440
10/95            9,318          14,656
10/97           11,337          18,731

A $10,000 investment in Keystone International Fund Inc. made on October 31, 1987 with all distributions reinvested was worth $18,731 on October 31, 1997. Past performance is no guarantee of future results.

HISTORICAL PERFORMANCE            AS OF OCTOBER 31, 1997
----------------------------------------------------------

CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             15.69%
1 year w/sales charge*                              12.69%
5 years                                             72.94%
10 years                                            87.31%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             15.69%
1 year w/sales charge*                              12.69%
5 years                                             11.58%
10 years                                             6.48%

*ADJUSTED FOR MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.0% FOR THOSE INVESTORS WHO SOLD FUND SHARES AFTER ONE CALENDAR YEAR.

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

[Graph appears below with the following information:]

Comparison of a change in value of a $10,000 investment in Keystone International Fund Inc., the Morgan Stanley Europe, Australia, and Far East Index and the Consumer Price Index.

  Initial
Investment       Fund            CPI           MS EAFE
----------      ------          ------         --------
                     (In Thousands)
  10/87         10,000          10,000          10,000
  10/89         11,477          10,895          13,503
  10/91         10,465          11,919          12,182
  10/93         13,440          12,637          14,018
  10/95         14,656          13,332          14,915
  10/97         18,731          14,001          16,714

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for the shares held for at least one year.

PAGE 7
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------


COMMON STOCKS-- 77.4%
                   ARGENTINA-- 0.0%
                   HOLDING COMPANIES-- 0.0%
      5,000        CEI Citicorp Holdings SA......  $     20,012
                                                   ------------
                   AUSTRALIA-- 2.8%
                   BANKS-- 1.0%
    116,000        National Australia Bank
                     Ltd.........................     1,586,673
                                                   ------------
                   FINANCE & INSURANCE-- 0.4%
     44,500        QBE Insurance Group Ltd.......       208,109
     11,125        QBE Insurance Group Ltd.,
                     Bonus Shares................        50,697
    181,500        Tyndall Australia Ltd.........       292,296
                                                   ------------
                                                        551,102
                                                   ------------
                   FOOD & BEVERAGE
                     PRODUCTS-- 0.2%
    162,000        Fosters Brewing Group Ltd.....       307,602
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.8%
  1,128,887        Sonic Healthcare Ltd..........     1,190,835
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 0.2%
    108,500        Evans Deakin Industries
                     Ltd.........................       285,372
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.2%
     45,937        Siddons Ramset Ltd............       229,367
                                                   ------------
                   TOTAL AUSTRALIA...............     4,150,951
                                                   ------------
                   BRAZIL-- 0.6%
                   MACHINERY-- DIVERSIFIED-- 0.0%
 21,900,000        Avipal SA.....................        67,540
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.6%
     41,316        Compania Riograndense de
                     Telecommunica, Receipts.....        31,855
      8,400        Telecomunicacoes Brasileiras,
                     ADR.........................       852,600
                                                   ------------
                                                        884,455
                                                   ------------
                   TOTAL BRAZIL..................       951,995
                                                   ------------
                   CANADA-- 5.1%
                   BANKS-- 1.4%
    147,900        National Bank of Canada.......     2,104,087
                                                   ------------
                   CHEMICAL & AGRICULTURAL
                     PRODUCTS-- 1.0%
     19,280        Potash Corp. of Saskatchewan,
                     Inc.........................     1,573,892
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                   CANADA-- CONTINUED
                   DIVERSIFIED COMPANIES-- 0.3%
     13,600        Power Corp. of Canada.........  $    403,363
                                                   ------------
                   FINANCE & INSURANCE-- 0.8%
      2,000   *    BRL Enterprises Inc...........         7,095
     49,100        Onex Corp.....................     1,297,744
                                                   ------------
                                                      1,304,839
                                                   ------------
                   PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 1.6%
    112,705        Quebecor Inc., Class B........     2,399,085
                                                   ------------
                   TOTAL CANADA..................     7,785,266
                                                   ------------
                   FRANCE-- 7.6%
                   ADVERTISING & RELATED
                     SERVICES-- 0.1%
      3,100        Dauphin O.T.A.................       214,970
                                                   ------------
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.3%
      8,383        Michelin......................       430,032
                                                   ------------
                   BANKS-- 0.8%
     20,353        Credit Commerce de France.....     1,153,098
                                                   ------------
                   BUILDING PRODUCTS-- 0.6%
     13,867        Lafarge.......................       866,410
                                                   ------------
                   BUSINESS EQUIPMENT &
                     SERVICES-- 0.3%
      4,000   *    ATOS SA.......................       449,356
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.2%
      1,050        Le Carbone Lorraine...........       278,507
                                                   ------------
                   ENERGY-- 2.0%
     25,190        Societe Nationale Elf
                     Aquitaine...................     3,118,044
                                                   ------------
                   FINANCE & INSURANCE-- 2.4%
     23,900        AXA-UAP.......................     1,636,632
      4,829        Societe Eurafrance SA.........     1,966,510
                                                   ------------
                                                      3,603,142
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.8%
     26,759        Rhone Poulenc SA..............     1,166,712
                                                   ------------
                   LEISURE & TOURISM-- 0.1%
      1,100        Zodiac SA.....................       220,830
                                                   ------------
                   TOTAL FRANCE..................    11,501,101
                                                   ------------

PAGE 8
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   GERMANY-- 4.1%
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.6%
     12,600        Daimler-Benz AG...............  $    844,239
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.3%
     23,400        Berliner Kraft & Licht AG.....       530,769
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.4%
     17,700        Hoechst AG....................       673,582
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 0.2%
      7,970        Boewe Systec AG...............       235,799
                                                   ------------
                   PAPER & PACKAGING-- 0.5%
      3,700        Schmalbach Lubeca AG..........       686,855
                                                   ------------
                   RETAILING & WHOLESALE-- 2.1%
      9,240        Karstadt AG...................     3,216,150
                                                   ------------
                   TOTAL GERMANY.................     6,187,394
                                                   ------------
                   HONG KONG-- 0.0%
                   FINANCE & INSURANCE-- 0.0%
         77        HSBC Holdings Plc.............         1,743
                                                   ------------
                   LEISURE & TOURISM-- 0.0%
        400        Regal Hotels International
                     Holdings Ltd................            75
                                                   ------------
                   TOTAL HONG KONG...............         1,818
                                                   ------------
                   INDIA-- 0.6%
                   TEXTILE & APPAREL-- 0.6%
     11,000   *    Reliance Industries Ltd.,
                     GDS.........................       231,000
     33,000        Reliance Industries Ltd., GDR,
                     144A........................       693,000
                                                   ------------
                                                        924,000
                                                   ------------
                   TOTAL INDIA...................       924,000
                                                   ------------
                   ITALY-- 3.1%
                   HOUSEHOLD PRODUCTS &
                     SERVICES-- 0.6%
     40,500        Industrie Natuzzi SpA ADS.....       906,188
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 2.5%
    315,000        Telecom Italia Mobile SpA.....     1,168,458
    421,666        Telecom Italia SpA............     2,642,573
                                                   ------------
                                                      3,811,031
                                                   ------------
                   TOTAL ITALY...................     4,717,219
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                   JAPAN-- 6.3%
                   CHEMICAL & AGRICULTURAL
                     PRODUCTS-- 0.2%
     40,000        Sanyo Chemical Industries.....  $    317,407
                                                   ------------
                   FINANCE & INSURANCE-- 0.4%
      5,900   *    Nichiei Co....................       647,113
                                                   ------------
                   FOOD & BEVERAGE
                     PRODUCTS-- 0.0%
        200        Kirin Brewery Co..............         1,678
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 2.0%
     73,000        Taisho Pharmaceutical Co......     1,868,218
     74,000        Terumo Corp...................     1,217,449
                                                   ------------
                                                      3,085,667
                                                   ------------
                   HOUSEHOLD PRODUCTS &
                     SERVICES-- 1.8%
     32,500        Sony Corp.....................     2,697,756
                                                   ------------
                   LEISURE & TOURISM-- 0.7%
     31,000        Fuji Photo Film Co............     1,123,058
                                                   ------------
                   OFFICE EQUIPMENT &
                     SUPPLIES-- 0.6%
     76,000        Fujitsu Ltd...................       833,569
                                                   ------------
                   TIRES & RUBBER-- 0.6%
     42,000        Bridgestone Corp..............       907,353
                                                   ------------
                   TOTAL JAPAN...................     9,613,601
                                                   ------------
                   MEXICO-- 0.0%
                   BANKS-- 0.0%
     15,600   *    Grupo Finance Banamex Accival
                     SA de CV, Series B..........        30,884
                                                   ------------
                   NETHERLANDS-- 8.1%
                   ADVERTISING & RELATED
                     SERVICES-- 0.6%
     40,000        Telegraaf NV..................       824,105
                                                   ------------
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 0.8%
     69,200        Boskalis Westminster..........     1,172,640
                                                   ------------
                   DIVERSIFIED COMPANIES-- 0.5%
     15,196        Unilever NV...................       807,740
                                                   ------------
                   ENGINEERING-- 0.3%
     14,480        Fugro NV......................       510,883
                                                   ------------
                   FINANCE & INSURANCE-- 1.4%
     26,920        AEGON NV......................     2,121,432
                                                   ------------

PAGE 9
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   NETHERLANDS-- CONTINUED
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
     16,710        Ahold Kon NV..................  $    427,755
                                                   ------------
                   HOUSEHOLD PRODUCTS &
                     SERVICES-- 2.4%
     47,195        Philips Electronics NV........     3,694,896
                                                   ------------
                   OIL / ENERGY-- 1.1%
     32,395        Royal Dutch Petroleum.........     1,713,606
                                                   ------------
                   TRANSPORTATION-- 0.7%
     27,100        Van Ommeren Kon NV............       970,101
                                                   ------------
                   TOTAL NETHERLANDS.............    12,243,158
                                                   ------------
                   SOUTH AFRICA-- 3.3%
                   FINANCE & INSURANCE-- 1.0%
     43,725        Liberty Life Association of
                     Africa, Ltd.................     1,090,286
     29,500        Richemont Securities AG.......       347,563
                                                   ------------
                                                      1,437,849
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.8%
    155,000        Premier Group.................       170,701
     41,625        South Africa Brews............     1,107,117
                                                   ------------
                                                      1,277,818
                                                   ------------
                   GOLD MINING-- 0.1%
     16,900        Johnnies Industrial Corp.
                     Ltd.........................       189,631
                                                   ------------
                   PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 0.4%
     66,500        Nasionale Pers Beperk.........       635,637
                                                   ------------
                   RETAILING & WHOLESALE-- 1.0%
    110,200        JD Group Ltd..................       739,628
    531,150        New Clicks Holdings...........       695,324
                                                   ------------
                                                      1,434,952
                                                   ------------
                   TOTAL SOUTH AFRICA............     4,975,887
                                                   ------------
                   SPAIN-- 1.7%
                   BANKS-- 0.9%
     47,400        BCO Santander.................     1,327,799
                                                   ------------
                   ENERGY-- 0.8%
     30,650        Repsol SA.....................     1,285,248
                                                   ------------
                   TOTAL SPAIN...................     2,613,047
                                                   ------------
                   SWEDEN-- 6.9%
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 1.2%
     73,000        Volvo AB......................     1,910,306
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                   SWEDEN-- CONTINUED
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 1.6%
     85,800        Assa Abloy....................  $  1,958,878
    164,700   *    Swedish Match Co..............       505,761
                                                   ------------
                                                      2,464,639
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 2.6%
    115,382        Astra AB......................     1,864,006
     41,600        Getinge Industrier............       716,485
     41,487        Pharmacia & Upjohn............     1,321,066
                                                   ------------
                                                      3,901,557
                                                   ------------
                   HOUSEHOLD PRODUCTS &
                     SERVICES-- 1.3%
     23,600        Electrolux AB, Series B.......     1,953,564
                                                   ------------
                   METAL PRODUCTS &
                     SERVICES-- 0.2%
     16,750   *    Granges AB....................       273,952
                                                   ------------
                   TOTAL SWEDEN..................    10,504,018
                                                   ------------
                   SWITZERLAND-- 8.9%
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 2.0%
      3,805        Holderbank Financiere Glarus
                     AG..........................     3,062,478
                                                   ------------
                   BUSINESS EQUIPMENT &
                     SERVICES-- 1.3%
      1,005        SGS Holding...................     1,937,869
                                                   ------------
                   FINANCE & INSURANCE-- 0.3%
        350        Compagnie Financiere Richemont
                     AG..........................       424,924
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 2.7%
      2,931        Nestle SA.....................     4,129,879
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 2.6%
      1,722        Novartis AG...................     2,715,355
        806        Novartis AG, Registered
                     Shares......................     1,262,316
                                                   ------------
                                                      3,977,671
                                                   ------------
                   TOTAL SWITZERLAND.............    13,532,821
                                                   ------------
                   TURKEY-- 3.7%
                   BANKS-- 0.7%
 15,521,000        Akbank Turk Anonim Sirket.....     1,056,828
                                                   ------------
                   FINANCE & INSURANCE-- 0.9%
 22,025,000   *    Haci Omer Sabanci.............     1,283,732
                                                   ------------

PAGE 10
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   TURKEY-- CONTINUED
                   FOOD & BEVERAGE PRODUCTS-- 0.7%
  4,385,000        Erciyas Biracilik Ve Malt.....  $    621,037
  6,679,000        Guney Biracilik...............       491,157
                                                   ------------
                                                      1,112,194
                                                   ------------
                   HOUSEHOLD PRODUCTS &
                     SERVICES-- 0.9%
 12,489,500        Arcelik AS....................     1,394,677
                                                   ------------
                   INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 0.5%
  8,925,000   *    Turk Sise ve Cam Fabrikalari
                     AS..........................       765,708
                                                   ------------
                   TOTAL TURKEY..................     5,613,139
                                                   ------------
                   UNITED KINGDOM-- 14.6%
                   ADVERTISING & RELATED
                     SERVICES-- 1.1%
    132,000        Pearson Publishing Plc........     1,727,412
                                                   ------------
                   DIVERSIFIED COMPANIES-- 1.9%
    605,684        Lonrho Plc....................       995,863
    238,500        Morgan Crucible Company Plc...     1,940,697
                                                   ------------
                                                      2,936,560
                                                   ------------
                   ENERGY-- 2.3%
    236,082        British Petroleum Co. Plc.....     3,469,721
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 3.0%
    337,686        B.A.T Industries Plc..........     2,954,574
    170,891        Guinness Plc..................     1,528,178
                                                   ------------
                                                      4,482,752
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.9%
     63,500        Glaxo Wellcome Plc............     1,361,545
                                                   ------------
                   INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 0.7%
    420,200        London International Group
                     Plc.........................     1,068,061
                                                   ------------
                   LEISURE & TOURISM-- 2.2%
    189,188        Compass Group Plc.............     1,999,685
     52,500        Games Workshop Group Plc......       603,361
    153,300        London Clubs International....       799,890
                                                   ------------
                                                      3,402,936
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 0.5%
    134,050        Ashtead Group Plc.............       787,159
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                   UNITED KINGDOM-- CONTINUED
                   RETAILING & WHOLESALE-- 0.9%
    154,600        Close Brothers Group Plc......  $  1,296,902
        150        Vendome Lux Group Plc.........           912
                                                   ------------
                                                      1,297,814
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.7%
    188,717        Vodafone Group Plc............     1,029,015
                                                   ------------
                   TRANSPORTATION-- 0.4%
     57,400        British Airways Plc...........       560,483
                                                   ------------
                   TOTAL UNITED KINGDOM..........    22,123,458
                                                   ------------
                   TOTAL COMMON STOCKS
                     (COST-- $97,221,491)........   117,489,769
                                                   ------------

PREFERRED STOCKS-- 2.3%
                   BRAZIL-- 1.7%
                   AEROSPACE & DEFENSE-- 0.6%
 65,162,053        Empresa Brasileira de
                     Aeronautica.................       880,688
                                                   ------------
                   BANKS-- 0.2%
 45,000,000        BCO Bradesco SA...............       334,709
                                                   ------------
                   CHEMICAL & AGRICULTURAL
                     PRODUCTS-- 0.0%
  3,420,000        Manah SA......................        83,759
                                                   ------------
                   DIVERSIFIED COMPANIES-- 0.7%
     52,000        Vale Do Rio Doce Navegacao
                     SA..........................     1,004,671
                                                   ------------
                   INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 0.0%
      7,800   *    Cofap Cia Fab Peca............        49,526
                                                   ------------
                   REAL ESTATE-- 0.2%
    106,000        Brazil Realty SA..............       283,641
                                                   ------------
                   TOTAL BRAZIL..................     2,636,994
                                                   ------------
                   GERMANY-- 0.6%
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 0.6%
      3,000        Grohe Friedrich AG............       885,835
                                                   ------------
                   TOTAL PREFERRED STOCKS
                   (COST-- $4,142,003)...........     3,522,829
                                                   ------------

PAGE 11
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------


RIGHTS-- 0.0%
                   BRAZIL-- 0.0%
                   METALS & MINING-- 0.0%
     56,500        Compania Vale do Rio Doce
                     Navagacao SA................  $          0
                                                   ------------
                   TOTAL RIGHTS
                   (COST-- $0)...................             0
                                                   ------------

 PRINCIPAL
  AMOUNT
------------
REPURCHASE AGREEMENT-- 22.4%
             UNITED STATES-- 22.4%
$33,980,000        Investment in repurchase
                     agreement, in a joint
                     trading account, purchased
                     10/31/97, 5.73% maturing
                     11/3/97, maturity value
                     $33,996,234 (a).............     33,980,000
                                                      ----------
                   TOTAL REPURCHASE AGREEMENT
                     (COST-- $33,980,000)........     33,980,000
                                                      ----------
                                                       VALUE
----------------------------------------------------------------
TOTAL INVESTMENTS--
  (COST $135,343,494)....................  102.1%   $154,992,598
FOREIGN CURRENCY HOLDINGS-- 0.5%
                   TOTAL FOREIGN CURRENCY
                     (COST $860,335).....                824,109
                                                    ------------
OTHER ASSETS AND
  LIABILITIES-- NET......................   (2.6%)    (4,010,597)
                                           ------   ------------
NET ASSETS...............................  100.0%   $151,806,110
                                           ------   ------------
* Non-income producing securities

ADR   American Depositary Receipts
ADS   American Depositary Shares
GDR   Global Depositary Receipts
GDS   Global Depositary Shares
144a  Securities that may be resold to "qualified institutional buyers" under Rule 144a of the Federal Securities Act of
      1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(a) The repurchase agreement is fully collaterallized by U.S. government and/or agency obligations based on market prices at October 31, 1997.

PAGE 12
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Foreign Currency Exchange Contracts to Sell:
                                                                                                              UNREALIZED
      EXCHANGE                                                    IN EXCHANGE           U.S. VALUE AT       APPRECIATION/
        DATE           CONTRACTS TO DELIVER                       FOR U.S. $           OCTOBER 31, 1997     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
01/08/98               4,311,531 Australian Dollar                $3,127,800             $  3,037,173        $     90,627
11/05/97               356,423 Australian Dollar                     253,203                  250,655               2,548
11/04/97               2,891 Brazilian Real                            2,624                    2,623                   1
10/31/97               266,288 Brazilian Real                        241,466                  241,542                 (76)
11/03/97               28,272 British Pound                           46,222                   47,434              (1,212)
11/05/97               62,846 British Pound                          104,953                  105,440                (487)
11/19/97               3,088,675 British Pound                     4,953,000                5,177,789            (224,789)
11/03/97               32,004,440 French Franc                     5,200,000                5,549,354            (349,354)
02/03/98               31,059,950 French Franc                     5,437,000                5,414,256              22,744
11/03/97               7,300,969 French Franc                      1,229,634                1,265,716             (36,082)
11/24/97               6,371,700 German Mark                       3,457,000                3,701,521            (244,521)
11/03/97               1,731,926,240 Italian Lira                    999,986                1,022,992             (23,006)
01/28/98               1,405,729,688 Japanese Yen                 11,745,000               11,833,221             (88,221)
11/03/97               2,488,052 Mexican Peso                        300,435                  296,726               3,709
11/24/97               14,053,127 Netherlands Guilder              6,762,000                7,248,737            (486,737)
11/24/97               9,937,807 Swiss Franc                       6,587,000                7,115,663            (528,663)


Foreign Currency Exchange Contracts to Buy:
                       CONTRACTS TO RECEIVE
--------------------------------------------------------------------------------------------------------------------------
11/03/97               285,173 Brazilian Real                     $  258,613             $    258,672        $         59
11/06/97               113,767 British Pound                         189,993                  190,874                 881
11/03/97               81,065 British Pound                          132,532                  136,006               3,474
11/04/97               72,221 British Pound                          120,219                  121,169                 950
11/05/97               1,020,576 British Pound                     1,703,036                1,712,273               9,237
11/03/97               2,207,940 Canadian Dollar                   1,575,524                1,566,637              (8,887)
11/03/97               32,004,440 French Franc                     5,572,774                5,549,354             (23,420)
11/24/97               6,371,770 German Mark                       3,561,239                3,701,521             140,282
11/24/97               14,053,127 Netherlands Guilder              6,972,267                7,248,737             276,470
11/03/97               1,492,283 Netherlands Guilder                 764,607                  768,623               4,016
11/03/97               148,810,155 Spanish Peseta                  1,018,550                1,022,961               4,411
11/03/97               27,795,796 Swedish Krona                    3,703,094                3,711,104               8,010
11/24/97               9,937,807 Swiss Franc                       6,747,789                7,115,663             367,874

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 13
---------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             YEAR ENDED OCTOBER 31,              ONE MONTH
                                                                        --------------------------------           ENDED
                                                                          1997        1996        1995      OCTOBER 31, 1994 (C)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                                       $   7.69    $   7.11    $   7.77          $   7.67
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                               (0.05)      (0.02)       0.07                 0
Net realized and unrealized gain (loss) on investments, futures and
  foreign currency related transactions                                     1.27        0.75        0.05              0.10
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            1.22        0.73        0.12              0.10
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                                                          0       (0.09)      (0.04)                0
In excess of net investment income                                         (0.10)      (0.01)          0                 0
Net realized gains on investments, futures and foreign currency
  related transactions                                                     (0.16)      (0.05)      (0.74)                0
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (0.26)      (0.15)      (0.78)                0
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                                             $   8.65    $   7.69    $   7.11          $   7.77
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                            15.69%      10.47%       2.19%             1.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                            2.39%       2.43%       2.57%             2.52%(b)
  Total expenses excluding indirectly paid expenses                         2.38%       2.42%       2.58%              N/A
  Net investment income (loss)                                             (0.49%)     (0.21%)      0.88%            (0.20%)(b)
PORTFOLIO TURNOVER RATE                                                      101%         52%         76%                2%
AVERAGE COMMISSION RATE PAID PER SHARE                                  $ 0.0010    $ 0.0011         N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF YEAR (THOUSANDS)                                      $151,806    $147,911    $128,674          $157,929
--------------------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------------------------
                                                     1994 (C)    1993 (C)    1992 (C)     1991       1990        1989        1988
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                    $   7.08    $   6.01    $  5.91     $  5.35    $  7.51    $   6.66   $   9.53
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                0       (0.03)     (0.01 )     (0.01)     (0.07)      (0.14)      0.03
Net realized and unrealized gain (loss) on
  investments, futures and foreign currency
  related transactions                                   0.62        1.14       0.34        0.83      (1.74)       1.06      (1.60)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.62        1.11       0.33        0.82      (1.81)       0.92      (1.57)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                                   (0.02)          0          0           0          0       (0.07)     (0.08)
In excess of net investment income                      (0.01)      (0.04)     (0.23 )     (0.03)         0           0          0
Net realized gains on investments, futures and
  foreign currency related transactions                     0           0          0       (0.23)     (0.35)          0      (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.03)      (0.04)     (0.23 )     (0.26)     (0.35)      (0.07)     (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                          $   7.67    $   7.08    $  6.01     $  5.91    $  5.35    $   7.51   $   6.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                          8.75%      18.59%      5.78%      15.59%    (25.12%)     13.55%    (15.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                         2.54%       2.94%      3.41%       3.14%      2.92%       2.65%      2.04%
  Total expenses excluding indirectly paid
  expenses                                                N/A         N/A        N/A         N/A        N/A         N/A        N/A
  Net investment income (loss)                           0.01%      (0.46%)    (0.09%)     (0.07%)    (0.51%)     (0.79%)     0.33%
PORTFOLIO TURNOVER RATE                                   121%         68%        74%         85%        42%         42%        60%
AVERAGE COMMISSION RATE PAID PER SHARE                    N/A         N/A        N/A         N/A        N/A         N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF YEAR (THOUSANDS)                   $154,529    $111,752    $64,135     $72,923    $73,768    $121,047   $115,712
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

------------------------------------------------------------
ASSETS:
 Investments at market value (identified
   cost--$135,343,494)                          $154,992,598
 Foreign currency holdings (identified
   cost--$860,335)                                   824,109
------------------------------------------------------------
   Total investments and foreign currency
     holdings (identified
     cost--$136,203,829)                         155,816,707
------------------------------------------------------------
 Cash                                                 71,909
 Receivable for investments sold                   9,906,396
 Unrealized appreciation on open forward
   foreign currency exchange contracts               935,293
 Receivable for Fund shares sold                     748,359
 Interest and dividends receivable                   364,074
 Receivable for foreign tax witheld                  126,033
 Prepaid expenses                                     38,407
------------------------------------------------------------
   Total assets                                  168,007,178
------------------------------------------------------------
LIABILITIES:
 Payable for investments purchased                13,473,934
 Unrealized depreciation on open forward
   foreign currency exchange contracts             2,015,455
 Payable for Fund shares redeemed                    309,031
 Due to related parties                              106,615
 Payable for foreign taxes withheld                   41,383
 Other accrued expenses                              254,650
------------------------------------------------------------
   Total liabilities                              16,201,068
------------------------------------------------------------
NET ASSETS                                      $151,806,110
------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in capital                                $101,381,366
 Undistributed net investment income               6,805,770
 Accumulated net realized gains on
   investments, futures and foreign currency
   related transactions                           25,051,153
 Net unrealized appreciation (depreciation)
   on investments, futures and foreign
   currency related transactions                  18,567,821
------------------------------------------------------------
   Total net assets                             $151,806,110
------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
 SHARE
 Net assets of $151,806,110417,547,613
   shares outstanding                           $       8.65
------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

-------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of foreign
   withholding taxes of $324,155)              $  2,473,326
 Interest                                           536,696
-------------------------------------------------------------
   Total income                                   3,010,022
-------------------------------------------------------------
EXPENSES
 Distribution Plan expenses      $1,597,729
 Management fee                   1,194,384
 Transfer agent fees                556,157
 Custodian fees                     276,146
 Administrative service fee          27,681
 Directors fees                      16,656
 Miscellaneous expenses             140,973
-------------------------------------------------------------
   Total expenses                 3,809,726
 Less: Expenses paid indirectly     (12,908)
-------------------------------------------------------------
   Net expenses                                   3,796,818
-------------------------------------------------------------
 Net investment loss                               (786,796)
-------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED
 TRANSACTIONS
 Realized gain (loss) on:
   Investments and futures                       33,504,191
   Foreign currency related
     transactions                                  (424,873)
-------------------------------------------------------------
 Net realized gain on
   investments, futures and
   foreign currency related
   transactions                                  33,079,318
-------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on:
   Investments and futures                       (7,060,342)
   Foreign currency related
     transactions                                (1,325,400)
-------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on
   investments, futures and
   foreign currency related
   transactions                                  (8,385,742)
-------------------------------------------------------------
 Net realized and unrealized gain
   on investments, futures and
   foreign currency related
   transactions                                  24,693,576
-------------------------------------------------------------
 Net increase in net assets
   resulting from operations                   $ 23,906,780
-------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 15
---------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED OCTOBER 31,
                                                                                          ----------------------------
                                                                                              1997            1996
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss                                                                     $   (786,796)   $   (304,691)
  Net realized gain on investments, futures and foreign currency related transactions       33,079,318       4,704,866
  Net change in unrealized appreciation (depreciation) on investments, futures and
     foreign currency related transactions                                                  (8,385,742)      9,450,694
----------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                   23,906,780      13,850,869
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                     (1,828,737)     (1,681,273)
  In excess of net investment income                                                                 0        (117,517)
  Net realized gains on investments, futures and foreign currency related transactions      (2,926,339)       (894,973)
----------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                                    (4,755,076)     (2,693,763)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                159,178,048     216,278,164
  Payments for shares redeemed                                                            (178,656,491)   (210,495,769)
  Net asset value of shares issued in reinvestment of distributions                          4,222,295       2,297,398
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from capital share transactions       (15,256,148)      8,079,793
----------------------------------------------------------------------------------------------------------------------
     Total increase in net assets                                                            3,895,556      19,236,899
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                        147,910,554     128,673,655
----------------------------------------------------------------------------------------------------------------------
  End of year [including undistributed net investment income and accumulated net
     investment loss of $6,805,770 and ($129,662), respectively.]                         $151,806,110    $147,910,554
----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Keystone International Fund Inc., (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is long term growth of capital. As a secondary objective, the Fund seeks modest income from its investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Fund values investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Fund values securities traded in the over-the-counter market at the mean between the bid and asked prices. Securities, for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Directors.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Directors.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade

PAGE 17
---------------------------------------------------------

date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued as applicable.

F. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of foreign currency gains(losses) generated by the Fund.

H. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

3. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with a par value of $1.00 authorized. Transactions in shares of the Fund were as follows:

PAGE 18
---------------------------------------------------------
KEYSTONE INTERNATIONAL FUND INC.

                                YEAR ENDED OCTOBER 31,
                             ----------------------------
                                 1997            1996
---------------------------------------------------------
Shares sold                    18,930,328      28,960,907
Shares redeemed               (21,092,806)    (28,130,870)
Shares issued in
  reinvestment
  of distributions                463,479         327,732
---------------------------------------------------------
Net increase (decrease)        (1,698,999)      1,157,769
---------------------------------------------------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign currencies) for the year ended October 31, 1997 were $148,772,633 and $185,000,221, respectively. On October 31, 1997, the cost of investments for federal income tax purposes was $136,487,018, gross unrealized appreciation of investments was $22,578,473 and gross unrealized depreciation of investments was $4,072,893 resulting in net unrealized appreciation of $18,505,580 for federal income tax purposes.

5. DISTRIBUTION PLAN

Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act. The Distribution Plan permits the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payments thereof by the Fund would be within permitted limits.
  The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Directors, payments to EIS and/or EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.

6. INVESTMENT ADVISORY AGREEMENT AND
OTHER AFFILIATED TRANSACTIONS

Keystone, a subsidiary of First Union Corporation ("First Union"), is the investment advisor for the Fund. In return for providing investment management and administrative services to the Fund, the Fund pays Keystone a management fee, calculated daily and paid monthly, by applying percentage rates which start at 0.75% and decline, as net assets increase, to 0.45% per annum, to the net asset value of the shares of the Fund.
  During the year ended October 31, 1997, the Fund paid or accrued $27,681 to Keystone for certain administrative services.
  Evergreen Service Company ("ESC"), formerly Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Fund.
  BISYS Fund Services, Inc., an affiliate of EDI, serves as the Fund's sub-administrator. As sub-administrator, BISYS Fund Services, Inc. provides the officers of the Fund. For this service, BISYS Fund Services, Inc. is paid a fee by Keystone, which is not a Fund expense. Officers of the Fund and affiliated Directors receive no compensation directly from the Fund.

PAGE 19
---------------------------------------------------------

7. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8. DISTRIBUTION TO SHAREHOLDERS

A capital gain distribution of $1.54 per share was declared on November 20, 1997 and payable on November 24, 1997 to shareholders of record November 20, 1997. This distribution is comprised of long-term capital gains of $1.36 and short-term capital gains of $0.18 per share. A distribution from net investment income of $0.33 was declared on November 20, 1997 and payable on November 24, 1997 to shareholders of record November 20, 1997. These distributions are not reflected in the accompanying financial statements.

FEDERAL TAX STATUS-- FISCAL 1997
DISTRIBUTIONS (UNAUDITED)

For the fiscal year ended October 31, 1997 a dividend of $0.10 per share was paid. This dividend is taxable to shareholders as ordinary income and 3% is eligible for the corporate dividend received deduction.
  In January 1998 we will send you complete information on the distributions paid during the calendar year to help you in completing your federal tax return.

PAGE 20                                                                   64088E
---------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE INTERNATIONAL FUND INC.

We have audited the accompanying statement of assets and liabilities of Keystone International Fund Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone International Fund Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

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

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Funds, contact your financial adviser or call Evergreen Funds.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN DISTRIBUTOR, INC.

Evergreen is a Service Mark of Evergreen
Investment Services, Inc. Copyright 1997.

542303        (Recycle logo appears here)


                                    KEYSTONE
                              (Photo appears here)

                                  INTERNATIONAL
                                   FUND INC.

                      (Evergreen Funds logo appears here)
                                Evergreen Funds (SM)
                                   Since 1942

                                 ANNUAL REPORT
                                OCTOBER 31, 1997